CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix-Oakhurst Strategic Allocation Fund (the "Trust"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2004           /s/  PHILIP R. McLOUGHLIN
     --------------------        -----------------------------------------------
                                 Philip R. McLoughlin, Chairman
                                 (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix-Oakhurst Strategic Allocation Fund (the "Trust"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2004           /s/  NANCY G. CURTISS
     ---------------------       -----------------------------------------------
                                 Nancy G. Curtiss, Treasurer
                                 (principal financial officer)